UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/06/2006

VALASSIS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10991

DE	38-2760940
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

19975 Victor Parkway, Livonia, MI 48152
(Address of principal executive offices, including zip code)

734-591-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On July 6, 2006 Valassis Communications, Inc. (Valassis) announced the execution of a definitive merger agreement with ADVO, Inc (ADVO), under which Valassis will acquire all of the outstanding common shares of ADVO stock for $37 per share in cash. A copy of the joint press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Information required by Item 1.01 will be filed in a separate Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.
99.1               Valassis and ADVO Joint Press Release dated July 6, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: July 06, 2006	By:	/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Valassis and ADVO Joint Press Release dated July 6, 2006.